                                                                    Exhibit 99.1

                                             CABOT INDUSTRIAL TRUST
                                             TWO CENTER PLAZA
                                             SUITE 200
                                             BOSTON, MA 02108
                                             (NYSE: CTR)



AT THE COMPANY                               AT THE FINANCIAL RELATIONS BOARD
--------------                               --------------------------------
Franz Colloredo-Mansfeld                     General Info:  Michael Lawson
Chief Financial Officer                      Analyst Info:  Pamela King
(617) 723-0900                               (212) 661-8030

FOR IMMEDIATE RELEASE
---------------------
April 28,1999


              CABOT INDUSTRIAL TRUST REPORTS FIRST QUARTER RESULTS
              ----------------------------------------------------

              $0.49 IN FFO PER SHARE:  17% growth in FFO per share



Highlights include:


 . Year over year growth of 17%; quarterly FFO per share of $0.49

 . First quarter occupancy at 97%; annual cash basis NOI growth of 4%

 . Completed 5 separate acquisitions for $68 million during quarter at 10% yields

 . $13 million in developments have come on line to date at 11.8% stabilized yields


BOSTON, MA April 28, 1999 -- Cabot Industrial Trust (NYSE: CTR) today reported funds from operations (FFO) per share of $0.49 for the quarter ended March 31, 1999 compared to $0.42 on a pro forma basis for last year representing a 17% increase in FFO per share. Funds available for distribution were $0.44 for the quarter and $0.38 on a proforma basis for last year. Cabot Industrial Trust completed its initial public offering on February 4, 1998 and comparative results are shown herein on a proforma basis after adjusting for a partial first quarter in 1998.

Ferdinand Colloredo-Mansfeld CEO and Chairman of Cabot Industrial Trust reported, "All aspects of our business remain strong. We continue to experience solid demand across the national industrial markets; leasing remains strong not only across our existing portfolio but also for our development properties. Further, our acquisition effort continues to benefit from reduced levels of competition, particularly for smaller transactions. We achieved strong growth in FFO per share, and remain well positioned for continued steady growth."

Cabot's activities in the first quarter include:

Internal year-over-year growth of 4%

During the first quarter Cabot completed 1.4 million square feet of leasing. Occupancy remains at 97%

Cabot Industrial Trust
Reports First Quarter Results
Page 2

with tenant retention at 72%. Rent increases on signed leases averaged 13%, with 29% for multitenant, 25% for workspace and 3% for bulk . As a result of this strong activity and continued attention to tenant relations throughout Cabot's seven regional property management offices, same store cash basis NOI grew by 4% from first quarter 1998 to first quarter 1999.

Continued opportunity for "value" acquisitions: acquisition yields of 10%

Cabot continued its aggressive, highly selective individual property acquisition strategy. During the first quarter it completed the acquisitions of 34 properties for $68 million in five separate transactions. The 34 properties, located in the Cincinnati, Minneapolis, Baltimore/Washington D.C. and Dallas markets, contain 1.7 million rentable square feet, of which 42% is multitenant and 58% is workspace property. The properties were 98% leased and were acquired at 10% yields.

Strong demand for development projects: 11.8% on stabilized projects

Cabot's development program is targeted toward projects with strong user demand and reduced competition, primarily workspace and multitenant buildings. Cabot's total development pipeline is well diversified, encompassing eleven projects in eleven different submarkets in nine of its target markets.

Projects under development through March 31, 1999 total $89.3 million in projected development costs and will add 1.8 million square feet of product. Of these new properties, currently 29% have been leased or pre-leased. The 384,750 square feet in Orlando and Phoenix for which construction has been finished are already fully leased at a blended annual stabilized yield of 11.8%. The remaining projects are located in Ontario, California, the Baltimore-Washington Corridor, Northern Virginia, Dallas, Atlanta, Cincinnati, and Broward County, Florida.

Cabot Industrial Trust is a fully integrated real estate company, with offices in Boston, Baltimore, Chicago, Los Angeles, Dallas, Orlando and Cincinnati that specializes in the ownership, acquisition, and development of industrial properties with 242 properties containing 30 million square feet in 21 states at March 31, 1999. The Company also manages 10 million square feet of property for investment advisory accounts. Cabot Industrial Trust focuses on a broad spectrum of industrial property types nationwide including large bulk distribution facilities, multitenant distribution facilities and workspace properties.

In addition to historical information, this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations about the industry and the markets in which the Company operates. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual operating results may be affected by various factors including, without limitation, changes in national and local economic conditions, competitive market conditions, uncertainties and costs related to and the imposition of conditions on receipt of governmental approvals and costs of material and labor, all of which may cause such actual results to differ materially from what is expressed or forecast in this press release.

  To receive Cabot Industrial Trust's latest news release and other corporate documents via FAX at no cost, dial 1-800-PRO-INFO.
                        Use the company's ticker, CTR.

                           -FINANCIAL TABLES FOLLOW-

                            CABOT INDUSTRIAL TRUST
                      SUMMARY UNAUDITED QUARTERLY RESULTS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                    Period from
                                                                                                  February 4, 1998
                                                                      Quarter Ended             (Inception) through
                                                                     March 31, 1999                March 31, 1998
                                                                 ------------------------     -------------------------
Rental Revenues                                                      $      34,138                  $       14,733

Weighted average common shares outstanding:
        Basic                                                               27,873                          18,587
        Diluted                                                             27,873                          18,587

Net income per common share:
        Basic                                                        $        0.28                  $         0.19
        Diluted                                                      $        0.28                  $         0.19

Funds from operations (1)                                            $      21,300                  $       11,300

Average shares outstanding (2)
        Basic                                                               43,522                          43,420
        Diluted                                                             43,523                          43,618

Funds from operations per share (2)
        Basic                                                        $        0.49                  $         0.26
        Diluted                                                      $        0.49                  $         0.26
Occupancy Rates                                                      March 31, 1999
                                                                 ------------------------
        Bulk Distribution Properties                                          97.5 %
        Multitenant Distribution Properties                                   96.7 %
        Workspace Properties                                                  97.5 %
                                                                 ------------------------
        Weighted average total                                                97.3 %

(1)  Calculated before minority interest
(2) Calculated based on weighted average shares outstanding assuming conversion of all partnership units outstanding

                            CABOT INDUSTRIAL TRUST
                          CONSOLIDATED BALANCE SHEET
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                   March 31, 1999          December 31, 1998
                                                                                ---------------------   ------------------------
                                                                                     (unaudited)
        ASSETS
         Rental Properties                                                         $      1,150,535          $     1,072,675
             Less:  Accumulated Depreciation                                                (22,912)                 (17,290)
         Properties Under Development                                                        32,830                   23,108
                                                                                   -----------------         ----------------
             Net Real Estate Investments                                           $      1,160,453          $     1,078,493


         Cash and Cash Equivalents                                                 $         34,558          $         2,301
         Rents and Other Receivables, net of reserve for uncollectible accounts
           of $436 and $312 at March 31, 1999 and December 31, 1998, respectively             2,995                    2,872
         Deferred Rent Receivable                                                             3,281                    2,638
         Deferred Lease Acquisition Costs, net                                               17,921                   17,362
         Deferred Financing Costs, net                                                        1,910                    1,255
         Other Assets                                                                         3,971                    5,649
                                                                                 -------------------       ------------------
         TOTAL ASSETS                                                            $        1,225,089        $       1,110,570
                                                                                 ===================       ==================

         LIABILITIES AND SHAREHOLDERS' EQUITY LIABILITIES
             Mortgage Debt                                                       $          149,784        $          48,206
             Line of Credit Borrowings                                                      211,000                  200,000
             Accounts Payable and Accrued Real Estate Taxes                                   8,808                    7,820
             Tenant Security Deposits and Prepaid Rent                                        5,429                    4,956
             Distributions Payable                                                           14,835                   14,134
             Other Liabilities                                                               18,014                   18,156
                                                                                   -----------------         ----------------
                    Total Liabilities                                            $          407,870        $         293,272

         MINORITY INTEREST                                                       $           58,349        $         468,311

         SHAREHOLDERS' EQUITY
              Common Stock, $.01 par value, 150,000,000 shares
                  authorized, 40,518,271 and 18,586,764 shares issued
                  and outstanding at March 31, 1999 and December 31,
                  1998, respectively                                             $              405        $             186
              Additional paid-in capital                                                    761,168                  348,912
              Retained earnings                                                              (2,703)                    (111)
                                                                                 -------------------       ------------------
                     Total Shareholders' Equity                                  $          758,870        $         348,987
                                                                                 -------------------       ------------------

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $        1,225,089        $       1,110,570
                                                                                 ===================       ==================

                            CABOT INDUSTRIAL TRUST
                     CONSOLIDATED STATEMENT OF OPERATIONS
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                Period from
                                                                                              February 4, 1998
                                                                  Quarter Ended             (Inception) through
                                                                 March 31, 1999                March 31, 1998
                                                               --------------------        -----------------------
                 REVENUES
                    Rental Income                                $       29,221                 $      12,842
                    Tenant Reimbursements                                 4,917                         1,891
                    Interest and Other Income                               202                           474
                                                                   -------------                 -------------
                         Total Revenues                          $       34,340                  $     15,207

                 EXPENSES
                    Property Operating                           $        2,680                  $       1,042
                    Property Taxes                                        3,845                          1,642
                    General and Administrative                            2,185                          1,068
                    Interest                                              4,315                           155
                    Depreciation and Amortization                         6,810                         3,174
                    Settlement of Treasury Lock                           2,492                             -
                                                                 ---------------                 -------------
                          Total Expenses                         $       22,327                  $       7,081

                 Income Before Minority Interest                 $       12,013                  $      8,126

                 Minority Interest                               $       (4,322)                 $      (4,648)
                                                                 ---------------                --------------

                 Net Income                                      $        7,691                  $       3,478
                                                                 ===============                ==============

                 Weighted Average Shares Outstanding:
                           Basic                                         27,873                         18,587
                           Diluted                                       27,873                         18,587

                 Net Income per Common Share:
                           Basic                                 $         0.28                  $       0.19
                           Diluted                               $         0.28                  $       0.19
                                                                 ===============                ==============

                            CABOT INDUSTRIAL TRUST
                             FUNDS FROM OPERATIONS
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                     Period from
                                                                                                   February 4, 1998
                                                                           Quarter Ended         (Inception) through
                                                                          March 31, 1999            March 31, 1998
                                                                        --------------------    ----------------------
               Net Income                                                 $       7,691             $       3,478
                  Add:
                        Minority Interest                                         4,322                     4,648
                        Real Estate Related Depreciation and Amortization         6,795                     3,174
                        Settlement of Treasury Lock                               2,492                         -
                                                                          --------------            --------------
               Funds from Operations                                      $      21,300             $      11,300
                                                                          ==============            ==============

               Weighted Average Shares Outstanding (1)
                        Basic                                                    43,522                    43,420
                        Diluted                                                  43,523                    43,618

               Funds from Operations per Share (1)
                        Basic                                             $        0.49             $        0.26
                        Diluted                                           $        0.49             $        0.26
                                                                          ==============            ==============

                       FUNDS AVAILABLE FOR DISTRIBUTION
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                  Period from
                                                                                               February 4, 1998
                                                                        Quarter Ended         (Inception) through
                                                                       March 31, 1999           March 31, 1998
                                                                     --------------------    ----------------------
               Funds from Operations                                   $      21,300             $      11,300
                   Adjustments:
                        Straightline Rental Income                              (643)                     (396)
                        Amortization of Deferred Financing Costs                 164                         6
                        Leasing Commissions and Tenant Improvements           (1,171)                     (551)
                        Building Improvements                                   (435)                     (147)
                                                                       --------------            --------------
               Funds Available for Distribution                        $      19,215             $      10,212
                                                                       ==============            ==============

               Funds Available for Distribution per Share (1)
                         Basic                                         $        0.44             $        0.24
                         Diluted                                       $        0.44             $        0.23
                                                                       ==============            ==============

(1) Calculated based on weighted average shares outstanding assuming conversion of all partnership units outstanding